BOX ENERGY CORPORATION
                  AMENDED AND RESTATED PLEDGE AGREEMENT
                      BETWEEN BOX ENERGY CORPORATION
                     AND BOX BROTHERS HOLDING COMPANY
                              Exhibit 10.18

                  AMENDED AND RESTATED PLEDGE AGREEMENT

       This Amended and Restated Pledge Agreement ("Agreement") is made and entered into as of the 3rd day of June, 1997, by and between BOX ENERGY CORPORATION, a Delaware corporation ("Secured Party") and BOX BROTHERS HOLDING COMPANY, a Delaware corporation ("Debtor").

       For and in consideration of the mutual covenants and conditions contained herein and good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

                                ARTICLE 1
                               DEFINITIONS

       Unless the context otherwise requires, as used in this Agreement and the Note, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural form of such terms:

       1.1 Additional Collateral. The term "Additional Collateral" shall mean those Assets of Debtor subjected to a security interest or lien in favor of Secured Party pursuant to the provisions of Section 3.3 hereof.

       1.2 Additional Collateral Value. The term "Additional Collateral Value" shall mean as of any date of determination an amount equal to the Fair Market Value of all Collateral other than the Pledged Stock on the date of determination.

       1.3 Agreement. The term "Agreement" shall mean this Security Agreement, with any and all exhibits and schedules attached hereto as the same may be, subject to Section 8.2 hereof, amended, supplemented or otherwise modified in writing from time to time.

       1.4 Asset. The term "Asset" shall mean any interest or right in any kind of property or asset, whether real, personal or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired, including, without limitation (i) all of the issued and outstanding shares of capital stock of any subsidiary of Debtor now owned or hereafter acquired by Debtor and (ii) all of the issued and outstanding shares of capital stock of Box Energy Corporation now owned or hereafter acquired by Debtor.

       1.5 Business Day. The term "Business Day" shall mean a day, other than a Saturday or Sunday, or legal holiday in the State of Texas, on which commercial banks are open for business with the public in Dallas, Texas.

       1.6 Class A Collateral Value. The term "Class A Collateral Value" shall mean as of any date of determination an amount equal to the product of (i) an amount equal to the greater of (x) the Trading Price of the Class A Common Stock of Box Energy Corporation on such date and
  (y) 90% of the average Trading Price of the Class A Common Stock of Box Energy Corporation for the thirty (30) day period ending on (and including) the date determination times (ii) the number of shares of Class A Common Stock of Box Energy Corporation pledged by Debtor as security for the Secured Obligations on such date.

       1.7 Class A Shares. The term "Class A Shares" shall have the meaning given it in Section 3.1(a) hereof.

       1.8 Closing Date. The term "Closing Date" shall be the effective date of this Agreement.

       1.9 Collateral. The term "Collateral" shall have the meaning set forth in Section 3.1 hereof.

       1.10 Collateral Request. The term "Collateral Request" shall mean a written request from Secured Party for "Additional Collateral", such "Collateral Request" to be effective only upon a day when the Collateral Value of all Collateral of Debtor in which Secured Party then has a perfected security interest does not equal or exceed the Minimum Collateral Value.

       1.11 Collateral Value. The term "Collateral Value" shall mean, as of any date of determination, the sum of (i) the Class A Collateral Value as of such date plus (ii) the Fair Market Value of the common stock of CKB Petroleum, Inc. and CKB & Associates, Inc. (the "Subsidiary Stock").

       1.12 Event of Default. The term "Event of Default" shall mean the occurrence of any of the events set forth in Section 7.1 hereof.

       1.13 Fair Market Value. The term "Fair Market Value" shall mean that value assigned to an Asset(s) by Debtor at any time of determination of the Collateral Value of the Additional Collateral
  (other than freely tradable capital stock of Box Energy Corporation) hereunder. Within thirty (30) calendar days after Debtor has notified Secured Party in writing of the Fair Market Value it assigned to such Asset(s), Secured Party shall notify Debtor in writing whether it agrees or disagrees with the assigned Fair Market Value. If Secured Party disagrees with such assigned Fair Market Value, representatives of Debtor and representatives of Secured Party shall meet and endeavor to agree in arm's length good faith negotiations on the Fair Market Value of said Asset(s). If, after negotiation for a period not to exceed thirty (30) calendar days from Secured Party's notification that it disagrees with Debtor's assigned Fair Market Value, the parties cannot agree on the Fair Market Value of a particular Asset(s), Debtor shall select an independent appraiser from a list of three (3) such independent appraisers provided by Secured Party, which appraiser shall appraise the Asset(s) and determine its Fair Market Value. If the Fair Market Value assigned to an Asset(s) by Debtor is overstated by an amount equal to or greater than ten percent (10%) of the Fair Market Value determined by the appraiser, Debtor shall bear one hundred percent
  (100%) of the fees and expenses of the appraiser. Otherwise the fees and expenses of the appraiser shall be borne by Secured Party.

       1.14 Highest Lawful Rate. The term "Highest Lawful Rate" shall mean the maximum nonusurious rate of interest, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received with respect to the Note or on other amounts, if any, due to Secured Party pursuant to this Agreement or any other Operative Document, under laws applicable to Secured Party.

       1.15 Initial Collateral. The term "Initial Collateral" shall mean the property identified in Section 3.1(a-c) herein.

       1.16 Loan. The term "Loan" shall mean the aggregate of all amounts due under this Agreement and the Note.

       1.17 Maturity Date. May 29, 1998, or such earlier date as the Secured Obligations shall become due through acceleration.

       1.18 Minimum Collateral Value. The term "Minimum Collateral Value" shall mean that amount of Collateral Value equal to two dollars ($2.00) for each one dollar ($1.00) of unpaid Principal Debt.

       1.19 Note. The term "Note" shall mean that promissory note dated even date herewith by Debtor payable to the order of Secured Party in the original principal amount of $6,950,000.

       1.20 Operative Documents. The term "Operative Documents" shall mean this Agreement and the Note.

       1.21 Permitted Encumbrances. The term "Permitted Encumbrances" shall mean:

       (a) Liens for taxes, assessments or similar charges which are not yet due, or liens for taxes, assessments or similar charges which are past due for which adequate reserves with respect thereto are maintained on its books in accordance with generally accepted accounting principles and which are being diligently contested in good faith and have not proceeded to judgment;

       (b) imperfections and irregularities in title to any Asset which in the aggregate do not materially impair the fair market value or use of such Asset for the purposes for which it is or may reasonably be expected to be held;

       (c) non-consensual liens arising in the ordinary course of business imposed by law (other than a lien imposed by ERISA), including carrier's, mechanic's, materialmen's, landlord's, warehousemen's or other similar liens, with respect to obligations not incurred in connection with any violations of law and which are not delinquent or, if delinquent, are being diligently contested in good faith and for which adequate reserves with respect thereto are maintained on its books in accordance with generally accepted accounting principles.

       (d) Liens consisting of pledges or deposits made in connection with obligations under unemployment insurance, social security, workers' compensation laws or similar legislation;

       (e) Liens consisting of pledges or deposits of property to secure insurance in the ordinary course of business, the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, licenses, franchises, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

       (f) Liens consisting of deposits of property to secure statutory obligations of Debtor in the ordinary course of its business;

       (g) all other non-consensual liens arising in the ordinary course of Debtor's business or incidental to the ownership of Debtor's Assets; provided, that no Permitted Encumbrance referred to in subclauses (a) through (g) above shall (1) secure indebtedness, (2) in the aggregate materially detract from the value of the material Assets of Debtor and its Subsidiaries or materially impair the use thereof in the operation of the business of Debtor and its Subsidiaries, or (3) be disadvantageous in any material respect to Secured Party; and

       (h) Liens on Assets of Debtor other than the Collateral, including liens on Assets of Debtor that ultimately become Additional Collateral to the extent that such liens arise prior to the date upon which such Assets become Additional Collateral.

       1.22 Person. The term "Person" shall mean an individual corporation, partnership, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

       1.23 Pledged Stock. The term "Pledged Stock" shall mean the issued and outstanding shares of Class A Common Stock of Box Energy
  Corporation, a Delaware corporation and the Subsidiary Stock owned beneficially and of record by Debtor and pledged to Secured Party pursuant to the provisions of this Agreement.

       1.24 Potential Event of Default. The term "Potential Event of Default" shall mean the occurrence of any breach of or failure to perform in accordance with any of the covenants set forth in this Agreement which, if not timely cured by Debtor within the specified cure or grace periods, would become an Event of Default.

       1.25 Principal Debt. The term "Principal Debt" shall mean the aggregate unpaid principal balance of the Note due to Secured Party at the time in question, whether matured, unmatured, due, not yet due, or in default.

       1.26 Secured Obligations. The term "Secured Obligations" shall mean all obligations owing by Debtor to Secured Party under the Operative Documents, including principal, interest, liabilities, obligations, covenants, and duties owing to Secured Party or any of their respective heirs, successors and assigns, present or future arising under this Agreement or the Note, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, indemnification, or in any other manner. The term includes, without limitation, all reasonable charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to Debtor under this Agreement or any other Operative Document.

       1.27 Subsidiary Stock. The term "Subsidiary Stock" shall have the meaning given it in Section 1.11 hereof.

       1.28 Tom Box Litigation. The term "Tom Box Litigation" shall mean those two actions presently pending in which Tom Box is the Plaintiff and Debtor is, among others, the defendant, to wit: Tom Box v. Gary Box, Don Box, Doug Box, Box Brothers Holding Company, Inc. [sic] and Box Energy Corporation, Cause No. 96-08451 pending in the 193rd District Court, Dallas, Texas and Tom Box v. Gary Box, Don Box and Doug Box, Defendants, and Box Brothers Holding Company, Inc. [sic], Cause No. 3-96 CV2362-X pending in the United States District Court for the Northern District of Texas.

       1.29 Stated Interest Rate. The term "Stated Interest Rate" shall mean the rate of interest payable under the Note.

       1.30 Trading Price. The term "Trading Price" shall mean the average of the "high" and "low" price at the closing of trading on a given day, as published in The Wall Street Journal. For purposes of determining the "Trading Price," if no Class A shares have traded on a particular day during a period for which the Trading Price is being calculated, such day shall be excluded in calculating the Trading Price for such period.

                                 ARTICLE II
                          AMOUNT AND TERMS OF LOAN

       2.1 Principal Debt. Debtor acknowledges an initial Principal Debt of $6,950,000 to be due and owing to Secured Party as of the Closing Date.

       2.2 Note. The initial Principal Debt shall be evidenced by the Note.

       2.3 Interest Rate. The outstanding principal balance of the Note shall bear interest at the Stated Interest Rate from the date of the Note until maturity.

       2.4  Computation of Interest. Subject to the provisions of Section
  2.7 hereof, all interest payable hereunder shall be computed at the Stated Interest Rate for the actual number of days elapsed during any period for which interest is calculated.

       2.5 Payments. All payment and prepayments of principal, interest and other charges or fees hereunder shall be made in lawful currency of the United States of America, in immediately available funds. All such payments shall be payable at Secured Party's address set forth below or at such other place or places as Secured Party may from time to time designate in writing to Debtor. If any payment of principal or interest on the Note, or if any other payment or fee provided for in the Operative Documents, falls due on a day other than a Business Day, then such due date will be extended to the next succeeding Business Day, and interest will accrue through the actual date of such payment and be payable by Debtor in respect of any such extension of principal. The Secured Obligations shall be due and payable in accordance with the terms of the Note. The entire Principal Debt, together with all accrued but unpaid interest thereon, and together with all other sums (if any) due and owing by Debtor to Secured Party pursuant to the Operative Documents, shall be due and payable, if not sooner paid, or if not otherwise renewed or extended, on or before the Maturity Date.

       2.6 Voluntary Prepayments. Debtor may, at its option, voluntarily prepay the Secured Obligations in whole or in part at any from time to time, without notice, penalty or charge.

       2.7 Maximum Interest; Controlling Agreement. It is the intention of the parties hereto to conform strictly to the usury laws in force that apply to this transaction. Accordingly, all agreements between Secured Party and Debtor (including, without limitation, the Operative Documents), whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Secured Obligations or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged or received by Secured Party with respect to the Operative Documents, exceed the Highest Lawful Rate. If, from any circumstance whatsoever, interest under the Operative Documents would otherwise be payable in excess of the Highest Lawful Rate, and if under any circumstance Secured Party shall ever receive anything of value deemed interest by applicable law in excess of the Highest Lawful Rate, then Secured Party's receipt of such excess interest shall be deemed unintentional and the same shall, be in the first instance credited to the unpaid principal of the Note with the excess thereof, if any, refunded to Debtor. If the Secured Obligations are prepaid or the maturity of the Secured Obligations (or any portion thereof) is accelerated, then unearned interest, if any, shall be canceled and, if theretofore paid, shall be in the first instance credited on the Secured Obligations, with the excess thereof, if any, refunded to Debtor. All interest paid or agreed to be paid to Secured Party shall, to the extent allowed by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension) so that the interest for such full period shall not exceed the Highest Lawful Rate. Notwithstanding that the parties hereto in good faith deemed each and every fee provided by this Agreement and the other Operative Documents to a bona fide fee for services rendered and to be rendered separate and apart from the lending of money or the provision of credit, if any such fee is ever determined by a tribunal or by Secured Party to constitute interest, then the treatment of such fee for usury purposes shall be controlled by the provisions of this Section 2.7.

                                ARTICLE III
                             SECURITY AGREEMENT

       3.1 Security Interest. Upon the terms hereof, Debtor hereby grants to Secured Party a security interest in and to, and lien on, the rights, titles, and interests of Debtor in and to all of the following Assets (all of the following Assets being herein sometimes collectively called the "Collateral"):

       (a) 1,840,525 shares of the issued and outstanding Class A (Voting) Common Stock of Box Energy Corporation, a Delaware corporation, as evidenced by certificate no. BEA 977 issued in the name of Debtor (the "Class A Shares");

       (b) 800,000 shares of Common Stock, par value $.01, of CKB Petroleum, Inc., a Texas corporation, as evidenced by certificates nos. 1 and 2 issued in the name of Debtor;

       (c) 800,000 shares of Common Stock, par value $.01 of CKB & Associates, Inc., a Texas corporation, as evidenced by certificate no. 8 issued in the name of Debtor;

       (d) all Additional Collateral when and as delivered by Debtor to Secured Party pursuant to the provisions of Section 3.3 of this Agreement;

       (e) all stock or other securities or property which are issued pursuant to conversion, exercise of rights, stock splits, recapitalization, stock dividends, subscriptions, warrants, rights or options, or other corporate acts which are referable to, or issued in connection with, the Collateral (such distributions herein called the "Additional Pledged Securities") and all distributions, whether cash or non-cash, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the Collateral (such distributions herein called the "Liquidating Distributions"); and

       (f) all substitutions for and replacements of, and proceeds and products of any and all of the foregoing Collateral.

       3.2 Delivery of Pledged Stock. On the Effective Date, Debtor shall place the Initial Collateral in pledge by delivering the Certificates evidencing the Initial Collateral to, and depositing them with Secured Party. Debtor shall deliver to Secured Party, concurrently herewith, undated assignments separate from the Certificates duly executed in blank together with all other documents and assignments deemed appropriate by Secured Party in form suitable to enable Secured Party to effect the transfer of all or any portion of the Collateral to the extent hereinafter provided.

       3.3 Additional Collateral. (a) If Secured Party determines at any time prior to maturity, that the Collateral held by Secured Party does not have a Collateral Value equal to or in excess of the Minimum Collateral Value, then Debtor shall promptly, upon receipt of Secured Party's Collateral Request, grant to Secured Party a security interest (subject to Permitted Encumbrances) in such of the Additional Collateral (in the order and as designated by Debtor) as is required such that the Collateral Value of all Collateral held by Secured Party equals or exceeds the Minimum Collateral Value. Within five (5) Business Days after receipt of Secured Party's Collateral Request, Debtor shall execute and deliver security agreements in form and content (i) satisfactory to Secured Party and (ii) consistent with this Agreement, along with such UCC 1 Financing Statements, blank stock powers, and other documents reasonably required by Secured Party, including without limitation, notice of the Collateral Value of such Additional Collateral (other than Class A Common Stock of Box Energy Corporation).

       3.4 Obligations Secured. The security interests and liens herein granted shall secure the payment in full and the performance of the Secured Obligations and any and all renewals, extensions, increases or modifications of any of the foregoing.

       3.5 Partial Release of Security Interests. If and to the extent that Secured Party shall hold security interests in any Collateral whose aggregate Collateral Value exceeds the Minimum Collateral Value, then, upon Debtor's written request, Secured Party shall promptly release its security interests in such of the aggregate excess Collateral (i) as shall be designated by Debtor; provided, that all Additional Collateral (other than the Class A Common Stock of Box Energy Corporation) shall be released prior to the designation by Debtor of any Class A Common Stock of Box Energy Corporation and (ii) as shall leave pledged to Secured Party Collateral having an aggregate Collateral Value equal to or in excess of the Minimum Collateral Value. Secured Party's release of its security interests in the such Additional Collateral shall be accomplished by Secured Party's prompt execution and delivery to Debtor of collateral release forms furnished by Secured Party in form and content consistent with this Agreement, along with such UCC-3 and other documents reasonably requested by Debtor.

       3.6 Intentions of the Parties Regarding Additional Collateral. It is the intention of the parties that, so long as any of the Secured Obligations remain outstanding, Secured Party shall have the benefit of, and be secured by, a pledge of, or security interest in, Collateral having a Collateral Value equal to, but not less or more than the Minimum Collateral Value. Therefore, as Collateral Value may vary from time to time, adjustment in the aggregate Collateral held by Secured Party may be appropriate, either by increasing or decreasing the security interest held by Secured Party. No limitation of the right of either Secured Party or Debtor to cause such adjustment is intended by this Agreement, except that neither party may request an adjustment (i) more often than thirty (30) calendar days from the date of the last request from either party or (u) for dollar amounts of less than $100,000. The method of such adjustment(s) is detailed in Sections 3.3 and 3.5 hereof.

       3.7 No Further Financing Statements. Without the prior written consent of Secured Party, Debtor will not affirmatively permit any financing statement to be filed in any public office involving any of the Collateral unless such financing statement relates to a Permitted Encumbrance, which consent shall not be unreasonably withheld.

                                 ARTICLE IV
                     DEBTOR'S COVENANTS AND AGREEMENTS

       Debtor hereby covenants and agrees that, so long as this Agreement is in effect and until all Secured Obligations are satisfied in full, unless compliance shall have been waived in writing by Secured Party, Debtor will do the following:

       4.1 Reports. Debtor shall furnish an annual financial statement to Secured Party as soon as available and in any event within sixty (60) calendar days after the end of each fiscal year. Each annual financial statement shall either be audited, compiled or reviewed by independent certified public accountants selected by Debtor. Each annual financial statement shall contain a balance sheet as of the end of such fiscal year and statements of income and cash flows, for such fiscal year, each setting forth in comparative form, to the extent possible, the corresponding figures for the preceding fiscal year.

       4.2 Notice of Change. Debtor will promptly notify Secured Party in writing of (i) any change of location of its principal offices, (ii) any significant acquisition, disposition or reorganization of any corporate subsidiary or Affiliate and (iii) change of Debtor's name (corporate names and assumed names).

       4.3 Records and Inspections. Debtor will at all times keep complete and accurate records pertaining to the Collateral, which records shall be current and located at Debtor's principal place of business. Upon reasonable written notice, Secured Party shall have the right to enter any such location, at any reasonable time or times during regular business hours, for reasonable periods, to inspect the Collateral and to inspect and to make copies or extractions from Debtor's books and records which directly pertain to the Collateral, all at Secured Party's expense. Unless there is an Event of Default, Secured Party may not conduct more than two (2) inspections covering a period of not more than two (2) Business Days each per year.

       4.4 Protection of Business Records. Debtor hereby agrees to take the reasonable protective actions to preserve its business records.

       4.5 Opinion of Counsel. Upon the Closing Date, Debtor shall deliver to Secured Party an opinion of counsel, in form and content satisfactory to Secured Party containing such matters concerning Debtor and the perfection of Secured Party's secured interests in the Collateral as Secured Party may request.

       4.6  Further Assurances.

       (a) Debtor covenants and agrees to from time to time promptly execute and deliver to Secured Party all such other security agreements, assignments, certificates, writings and financing statements as Secured Party reasonably requests in order to perfect or evidence the liens and security interests herein granted. Debtor further agrees that if Debtor shall at any time acquire any Additional Pledged Securities or Liquidating Distributions, and whether such acquisition shall be by purchase, exchange, reclassification, stock dividend, or otherwise, Debtor shall forthwith (and without the necessity for any request or demand by Secured Party) deliver the certificates representing such shares to Secured Party, in the same manner and with the same effect as described in Section 3 hereof. Upon delivery, such shares shall thereupon constitute "Collateral" and shall be subject to the liens and security interests herein created, for the purposes and upon the terms and conditions set forth in this Agreement and the other Operative Documents. Debtor agrees that, in lieu of filing a separate financing statement, Secured Party may file this Agreement as a financing statement, at Secured Party's cost.

       (b) Debtor will promptly execute and deliver or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Secured Party may reasonably request in connection with properly documenting the transactions contemplated hereby or effectuating any of the transactions described herein, including, without limitation, the obtaining of any consent, approval, registration, qualification, or authorization of any other Person necessary or appropriate for the effective exercise of any rights under this Agreement. Without limiting the generality of the foregoing, Debtor agrees that in the event Secured Party shall exercise any rights to sell, transfer, or otherwise dispose of, or vote, consent, or take any other action in connection with any of the Collateral pursuant to this Agreement, Debtor shall execute and deliver all applications, certificates, and other documents as Secured Party may reasonably request and shall otherwise promptly, fully and diligently cooperate with Secured Party and any other necessary Persons, in making any application for the prior consent or approval of any other Person to the exercise by Secured Party of any rights relating to all or any of the Collateral.

       (c) Subject to the Permitted Encumbrances, Debtor will preserve, warrant, and defend the liens and security interests created hereby in the Collateral against the claims of all Persons whomsoever; will maintain and preserve such liens and security interests at all times as contemplated by the Operative Documents; will not at any time assign, transfer, or otherwise dispose of its right, title and interest in and to any of the Collateral; will not at any time directly or indirectly create, assume, or suffer to exist any lien, warrant, put, option, or other rights of third Persons and restrictions in the Collateral, other than the liens and security interests created by this Agreement and any Permitted Encumbrance; and will not do or suffer any matter or thing whereby the liens and security interests created by this Agreement in and to the Collateral might or could be impaired.

       4.7. Conversions; etc. Should the Pledged Stock, or any other securities comprising a part of the Collateral, or any part thereof, ever be in any manner converted by issuers into another property of the same or another type or any money or other proceeds other than dividends ever be paid or delivered to Debtor as a result of Debtor's rights in the Pledged Stock, or any other securities comprising a part of the Collateral, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Collateral, and Debtor covenants forthwith to pay or deliver to Secured Party all of the same which is susceptible of delivery; and at the same time, if Secured Party deems it necessary and so requests, Debtor will properly endorse or assign the same to Secured Party. Without limiting the generality of the foregoing, Debtor hereby agrees that the shares of capital stock of the surviving corporation in any merger or consolidation involving issuers of any of any securities comprising a part of the Collateral shall be deemed to constitute the same property as the Collateral. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Secured Party, Debtor will forthwith execute and deliver to Secured Party whatever Secured Party shall reasonably deem necessary or proper for such purpose.

       4.8. No Duty to Fix or Preserve Rights. Secured Party shall have no duty to fix or preserve against prior parties to the Collateral nor shall Secured Party ever be liable for failure to use diligence to collect any amount payable with respect to the Collateral, or any part thereof, but shall be liable only to account to Debtor for what Secured Party may actually collect or receive thereon.

                                 ARTICLE V
                       REPRESENTATION AND WARRANTIES

       5.1 Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

            A. Debtor is a corporation duly organized, validly existing and is in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in all states where such qualification is required and has all necessary corporate power and authority to enter into this Agreement, to execute each of the Operative Documents and to pledge the Collateral for the purposes and upon the terms set forth herein and to perform all of its obligations hereunder and thereunder and to operate its businesses.

            B. Debtor has taken all requisite corporate action to authorize the execution and delivery of and performance of its obligations under the Operative Documents. Each of the Operative Documents and all other documents required by this Agreement constitutes the legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

            C. The execution, delivery and performance by Debtor of the Operative Documents to which Debtor is a party, the compliance by Debtor with the terms and provisions thereof and the consummation of each of the transactions contemplated thereby, do not and shall not, by the lapse of time, the giving of notice or otherwise, (i) constitute a violation of any federal, state or local law, rule or regulation, order, writ, judgment, injunction, or decree presently binding on Debtor or a breach of any provision contained in the certificate of incorporation or bylaws of Debtor, (ii) constitute a breach of any material provision contained in any indenture, loan or credit agreement, mortgage or deed of trust, or any other material agreement, lease or instrument to which Debtor is a party or by which Debtor or its Assets are bound, (iii) constitute a tortious interference with any material contractual obligation of Debtor or (iv) result in or require the creation or imposition of any lien, security interest charge or other encumbrance whatsoever upon any of the Assets of Debtor (other than Permitted Encumbrances and liens in favor of Secured Party arising pursuant to the provisions of this Agreement).

            D. No consent, approval, license, exemption of or filing or registration with, giving of notice, to, or other authorization of or by, any court, administrative agency or other governmental authority is or will be required in connection with the execution, delivery or performance by Debtor of this Agreement and the other Operative Documents or for the valid consummation of the Transactions contemplated by this Agreement and the other Operative Documents.

            E. Neither this Agreement nor any statement or document referred to herein or delivered to Secured Party by or on behalf of Debtor contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein or therein not misleading. Except for the Tom Box Litigation, there is no fact peculiar to Debtor which materially and adversely affects or is likely to materially and adversely affect the business, conditions or operations (financial or otherwise) of Debtor taken as a whole, which has not been set forth in this Agreement or in other documents, certificates and written statements furnished or otherwise available to Secured Party by or on behalf of Debtor contemporaneously with the transactions contemplated hereby.

            F. Debtor presently has good and marketable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Secured Party and any Permitted Encumbrances.

            G. The pledge, assignment and delivery of the Initial Collateral pursuant to this Agreement creates in favor of Secured Party a valid first priority security interest in the Initial Collateral which security interest is perfected and senior to any liens, security interest, encumbrances, warrants, options, puts, calls or other such rights of third persons and adverse claims. As of the Closing Date, the Collateral Value of the Initial Collateral is greater than $13,900,000. The certificate(s) representing the Initial Collateral have been delivered to and are in the physical possession of Secured Party and a duly executed blank stock power for each such certificate has been delivered to Secured Party.

            H. Debtor is in compliance with all laws, rules, regulations, order and decrees that are applicable to Debtor or the Collateral or any of its respective Assets.

            I. All of the Collateral consisting of Pledged Stock has been offered, issued, sold and delivered in compliance with, or are exempt from, all federal and state laws and rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities. Each security which is part of the Collateral has been duly authorized, validly issued and fully paid and is nonassessable and has not been issued in violation of any preemptive or similar right.

            J. Debtor is generally able to pay its obligations as they become due, has sufficient capital to carry on its business and transactions and all businesses and transactions in which it intends to engage, and the current value of Debtor's Assets, at fair market value, exceeds the sum of its liabilities (including contingent, unliquidated and unmatured liabilities). Debtor will not be rendered insolvent by the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby and the capital remaining in Debtor is not now and will not foreseeably become unreasonably small to permit Debtor to carry on its current business and transactions, as well as all businesses and transactions in which it intends to engage. Debtor does not intend to, nor does it reasonably believe it will, incur debts beyond its ability to repay the same as they mature.

            K. No event has occurred and is continuing that constitutes an Event of Default or, except for the Tom Box Litigation, Potential Event of Default. Debtor is not in default or in violation under any charter document or indenture, or under any credit or loan agreement, indenture, lease, franchise, marketing agreement, license, mortgage, deed of trust, or any other material agreement, undertaking or arrangement (written or oral) to which it is a party or under which it or any of its Assets may be bound.

            L. Except as disclosed to Secured Party and except for the Tom Box Litigation, there are no material actions, suits or proceedings pending, or, to the best knowledge of Debtor, threatened against or affecting the Assets of Debtor, or the consummation of the transactions contemplated hereby, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, and, to the best knowledge of Debtor, there is no valid basis for any such action, proceeding or investigation. Debtor is not subject to any judgment, order, writ, injunction or decree of any court or governmental agency. There is not a reasonable likelihood of an adverse determination of any pending proceeding which would, individually or in the aggregate, have a material adverse effect on the business or operations or financial condition of Debtor.

            M. Except as disclosed to Secured Party, Debtor (i) has no contingent or direct liabilities or unrealized or anticipated losses which in the aggregate are material; (ii) has no material commitments of an unusual or burdensome character, and (iii) is not a party to, or bound by, any contract or agreement or subject to any charter or other corporate restriction having a material adverse effect on the financial condition or business operations of Debtor.

            N. Debtor is not a party to any reorganization, arrangement, composition, readjustment, dissolution, rehabilitation, liquidation, or similar proceeding under any provision of any law, nor has it consented to the filing of any petition against it under any such law.

            O. None of the transactions contemplated in connection with this Agreement and for its duration violate any provision of the securities laws of the United States, including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Securities Exchange Commission, or the securities and "blue sky" laws of the various states.

            P. There are no material labor disputes (a) pending or (b) to the best knowledge of Debtor, threatened or anticipated between Debtor and any group or groups of its employees.

            Q. All tax returns of Debtor required by law to be filed have been filed and all taxes imposed upon Debtor or its Assets, which are due and payable, have been paid, or otherwise dealt with under the Plan; and no amounts of taxes not reflected on such returns are presently payable by Debtor other than taxes which are being or will be diligently contested in good faith by appropriate legal proceedings, none of which, individually or collectively, will have a material and adverse effect on the financial condition or business operation of Debtor.

            R. The securities constituting the Class A Shares are and will be freely marketable and subject to a shelf registration that will permit Secured Party to freely transfer the securities without any further registration in the event Secured Party forecloses on the Collateral following an Event of Default.

                                 ARTICLE VI
                       COVENANTS AND OTHER AGREEMENTS

       6.1 Affirmative Covenants. During the term of this Agreement and so long as any of the Secured Obligations remain unpaid, Debtor agrees and covenants that:

            A.   Debtor will timely (i) file all required tax returns; and
  (ii) pay or contest all taxes, assessments and other government charges or levies imposed upon it or upon its income, profits or Assets.

            B. Debtor will maintain, preserve and protect the Collateral and its other Assets.

            C. Debtor will carry on and conduct its business in the same manner and the same fields of enterprise as it is presently engaged, and, using its business judgment, Debtor will do all things necessary to preserve its respective existence, good standing or qualifications as a domestic corporation in the jurisdiction of its incorporation and as a foreign corporation in every jurisdiction in which the character of its Assets or the nature of the business transacted by it at any time makes qualification as a corporation necessary, provided, however, nothing herein shall be construed to prevent Debtor from modifying or otherwise dealing with its business and its Assets in the good faith exercise of its business judgment.

            D. Debtor shall conduct its business and affairs in compliance with all Laws, regulations, and orders applicable thereto which are material to Debtor, to Secured Party, or to any Collateral.

            E. Debtor shall maintain the free marketability of the securities constituting the Class A Shares and shall maintain in effect a shelf registration that will permit Secured Party to freely transfer such securities without any further registration in the event Secured Party forecloses on such securities following an Event of Default.

       6.2 Negative Covenants. During the term of this Agreement and so long as any of the Secured Obligations remain unpaid, Debtor covenants and agrees that it shall not, without Secured Party's prior written consent do any of the following:

            A. Substantially change its method of accounting except approved by its independent certified public accountants.

            B. Enter into any material agreement or arrangement that would be violated or breached by the performance of its obligations under the Operative Documents.

            C. Fail to maintain the free marketability of the securities constituting the Collateral and/or fail to maintain in effect a shelf registration that will permit Secured Party to freely transfer such securities without any further registration in the event Secured Party forecloses on such securities following an Event of Default.

            D. After the occurrence of an Event of Default, pay any dividends, or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to stockholders as such, or redeem, retire, purchase or otherwise acquire directly or indirectly, for a consideration any shares of any class of its capital stock now or hereafter outstanding, or set aside any funds for any of the foregoing purposes. Without Secured Party's consent, which shall not be unreasonably withheld, wind up, liquidate, dissolve the affairs of Debtor or enter into any transaction or merger or consolidation, or convey, sell, lease, or otherwise dispose of (or agree to do nay of the foregoing at any future time) all or substantially all or a substantial part of its property or assets or any part of such property or assets essential to the conduct of its business substantially as now conducted, or any of its notes receivable, installment or conditional sales agreements, or accounts receivable.

          E. Make any investments in any of its existing direct or indirect subsidiaries or any new direct or indirect subsidiaries of Debtor. Lend money or credit or make advances to any Person except advances made to employees of the Debtor for the payment by them of items for which an expense report or voucher will be filed and which items will constitute ordinary and necessary business expenses of Debtor.

                                ARTICLE VII
                       EVENTS OF DEFAULT AND REMEDIES

       7.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default;

            A. Subject to paragraph 7.2, if any payment of principal or interest under the Note is not paid within ten (10) calendar days of its due date; or

            B. If Debtor fails or neglects to perform, keep or observe any of the material and substantial terms, provisions, conditions or covenants contained in this Agreement, the Note or any other Operative Document executed in connection with the transactions contemplated by this Agreement (other than the payments referred to in section 7.1 A above), which are required to be performed, kept or observed by Debtor and such failure or neglect shall not have been remedied within forty-five (45) calendar days after written notice thereof from Secured Party received by Debtor, or

            C. If any representation, warranty or certification made by Debtor herein or in any certificate or other writing, delivered in connection with the transactions contemplated by the Operative Documents shall prove to be false, incorrect or incomplete in any material respect; or

            D. If the validity or enforceability of any lien, charge, security interest, mortgage, pledge or other encumbrance granted to Secured Party to secure the Secured Obligations shall be determined by counsel to Secured Party (and so stated in a written opinion of such counsel), to be materially impaired in any respect or, if any other lien, charge, security interest, mortgage, pledge or other encumbrance, other than a Permitted Encumbrance, shall be created or imposed upon the Collateral; or

            E. If Debtor shall suspend or discontinue its business operations for a period in excess of thirty (30) calendar days or shall totally abandon its business; or

            F. There shall be commenced against Debtor an involuntary proceeding to appoint a receiver, custodian, liquidator, trustee or other officer with similar liquidation powers of Debtor or of the whole or any substantial part of Debtor's Assets and an order, judgment or decree approving the petition in any such proceeding shall be entered and such order, judgment or decree shall continue undischarged for a period of ninety (90) calendar days or more and, as a result of the entry of such order, judgment or decree, the prospect of repayment of the obligation evidenced by the Note shall become impaired; or

            G. An involuntary case shall be commenced against Debtor under any chapter of the United States Bankruptcy Code and relief is ordered against Debtor and the petition is controverted but is not dismissed within ninety (90) calendar days after the commencement of the case; or

            H. If Debtor shall (i) be unable or admit in writing its inability to pay, or shall generally fail to pay, its debts as they become due; (ii) file (or take any action for the purpose of filing) a petition commencing a voluntary case concerning Debtor under any chapter of the United States Bankruptcy Code or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors; (iii) make an assignment for the benefit of its creditors; (iv) file a petition or answer seeking for itself reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, (v) become insolvent (howsoever such insolvency may be evidenced), be adjudicated insolvent; or (vi) shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its Assets; or

            I. If a court of competent jurisdiction shall enter an order which enjoins, restrains or affirmatively prevents Debtor from conducting all or any material part of its business affairs in the ordinary course of business and such order shall remain undischarged or unstayed for a period in excess of thirty (30) calendar days.

       7.2 Debtor's Right to have Collateral Sold. At any time, upon Secured Party's receipt of a written request from Debtor, Debtor may designate a specific portion of the Collateral held by Secured Party to be sold to Debtor's designee as promptly as market conditions will allow in order to maximize the value of the designated Collateral, provided, however, that after giving pro forma effect to the proposed sale of Collateral and the proposed prepayment of the Secured Obligations, the Collateral Value of the remaining Collateral shall equal or exceed the Minimum Collateral Value. Following Secured Party's receipt of such request and designation, Debtor and Secured Party shall cooperate in the sale(s) of Collateral, the net proceeds of which sale(s) shall be paid to Secured Party, as received, and shall be credited to the next installments due on the Note in the order of their maturities.

       7.3 Rights of Parties Before and After the Occurrence of an Event of Default.

       (a) Exercising Shareholder Rights Prior to an Event of Default. Unless and until an Event of Default shall occur,

            (i) Debtor shall be entitled to receive all cash dividends paid to Debtor in respect of or attributable to the securities comprising a part of the Collateral. Notwithstanding the foregoing, Secured Party shall be entitled to receive, whether or not an Event of Default has occurred, any and all other Additional Pledged Securities and Liquidating Distributions. All such sums, stock dividends, distributions, proceeds, or other property which constitute Additional Pledged Securities or Liquidating Distributions shall, if received by any entity other than Secured Party, be held in trust for the benefit of Secured Party and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Agreement. Any cash proceeds of the Collateral, other than cash dividends which Debtor is then permitted to receive and retain under this Agreement, which come into the possession of Secured Party shall be applied by Secured Party to the Secured Obligations then due or, if no Secured Obligation is then due, to the installment(s) due under the Note in the inverse order of maturity.

            (ii) Debtor shall have the right to vote and give consents with respect to all of the securities comprising a part of the Collateral and to consent to, ratify, or waive notice of any and all meetings; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Agreement or any other Operative Document.

       (b) Exercising Shareholder Rights After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party, with respect to the Collateral but without the consent of Debtor, may:

            (i) At any time vote or consent in respect of any of the securities compromising part of the Collateral and authorize any such securities to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to Secured Party, in its discretion, to protect or further the interests of Secured Party in respect of any of the Collateral as though it were the outright owner thereof, and, Debtor hereby irrevocably constitutes and appoints Secured Party its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all such pledged securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Agreement.

            (ii) In respect of any securities comprising a part of the Collateral, join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to Secured Party in respect of any such pledged securities, and deposit any such pledged securities under any such plan; make any exchange, substitution, cancellation, or surrender of such pledged securities required by any such plan and take such action with respect to any such pledged securities as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of pledged securities from the security interest of this Agreement;

            (iii) Receive all payments of whatever kind made upon or with respect to any securities comprising a part of the Collateral; and

             (iv) In furtherance of Secured Party's rights and remedies under subparagraphs (i), (ii) and (iii) above, Secured Party at its option, may have any or all of the Collateral registered in its name or that of its nominee, and Debtor hereby covenants that, upon Secured Party's request, Debtor will cause the issuer of the Collateral to effect such registration.

       (c) Right of Sale After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Secured Party may sell, without recourse to judicial proceedings, with the right (except at private sale) to bid for and buy, free from any right of redemption, the Collateral or any part thereof, upon five (5) days notice (which notice is agreed to be reasonable notice for the purposes hereof) to Debtor of the time and place of any public sale or the time after which any private sale is to be made, for cash, upon credit or for future delivery, at Secured Party's option and in Secured Party's complete discretion:

            (i) At public sale, including a sale at any broker's board or exchange;

            (ii) At private sale in any manner which will not require the securities comprising a part of the Collateral or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation, at their best price reasonably obtainable by Secured Party at any such private sale or other disposition in the manner mentioned above. Secured Party is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Secured Party may deem required or appropriate in the event of sale or disposition of any of the Collateral. Debtor understands that, with respect to securities comprising a part of the Collateral which are not publicly traded, Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for such Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Debtor agrees
  (a) that in the event Secured Party shall so sell such Collateral, or any portion thereof, at such private sale or sales, Secured Party shall have the right to rely upon the advice and written opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Secured Party in obtaining such advice to be paid by Debtor as an expense related to the exercise by Secured Party of its rights hereunder), and (B) that such reliance shall be conclusive evidence that Secured Party handled such matter in a commercially reasonable manner.

       In case of any sale by the Secured Party of the Collateral on credit or for future delivery (it being understood however that Secured Party is taking the credit risk with respect to any such sale on credit), the Collateral sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall incur no liability in case of failure of the purchaser to take up and pay for the Collateral so sold. In case of any such failure, such Collateral so sold may be again similarly sold.

       In connection with the sale of any non-publicly traded securities comprising a part of the Collateral, Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Secured Party to render such sale exempt from the registration requirements of The Securities Act of 1933, as amended, and any applicable state securities laws, and no sale so made in good faith by Secured Party shall be deemed not to be "commercially reasonable" because so made.

       (d) After the occurrence of an Event of Default, Secured Party shall have and may exercise the following rights and remedies, which individual remedies shall not be exclusive and which shall be cumulative and in addition to each and every other remedy set forth herein and in the Note and the other agreements and documents executed in connection with the transactions contemplated:

            (i) The right to (i) accelerate the entire outstanding Principal Debt, together with all accrued but unpaid interest and all other sums due and payable by Debtor to Secured Party, without presentment or protest, both of which Debtor hereby expressly waives, and (ii) immediately, without further extensions or periods of grace, enforce payment of the Secured Obligations by exercising any and all of the rights granted herein.

            (ii) All of the rights and remedies available to a secured party under the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended (the "UCC"), or other applicable law, or otherwise existing at law or in equity.

            (iii) The right to: (i) to the fullest extent permitted by applicable law, enter upon the premises of Debtor, or any other place or places where the Collateral is located, and remove the Collateral therefrom to premises controlled by Secured Party, in order to effectively collect, preserve, protect and liquidate the Collateral; and/or (ii) require Debtor to assemble the Collateral and make it available to Secured Party at a place other than one controlled by Debtor to be designated by Secured Party in its sole discretion.

       7.4 No Waiver. No delay, failure or omission of Secured Party to exercise any right upon the occurrence of an Event of Default shall impair any such right or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Secured Party may, from time to time, in a writing waive compliance by the other parties with any of the terms of this Agreement and its rights and remedies upon any Event of Default and Debtor agrees that no such waiver by Secured Party shall ever be legally effective unless such item of waiver shall be acknowledged in writing by Secured Party. No waiver of any Event of Default shall impair any right or remedy of Secured Party. No single, partial or full exercise of any right of Secured Party shall preclude any other or further exercise thereof. The acceptance by Secured Party at any time or from time to time of a partial payment or partial performance of any of Debtor's obligations set forth herein shall not be deemed a waiver, reduction, or modification or release from any Event of Default then existing. No waiver by Secured Party of any Event of Default shall be deemed to be a waiver of any then existing or subsequent Event of Default.

       7.5 Application of Proceeds. All amounts realized by Secured Party with respect to the Collateral or the Secured Obligations, including amounts realized with respect to the sale of the Collateral under or by virtue of the Operative Documents, including any sums which may be held by Secured Party, or the proceeds of any thereof, shall be applied (i) first, to the payment of the reasonable costs and expenses owing hereunder, under the Note or under any other Operative Document, including reasonable reimbursement to Secured Party, and its agents and attorneys, of all expenses, liabilities and advances made or furnished or incurred by or on behalf of Secured Party, in enforcing collection of the Secured Obligations or for the acquisition, protection, sale and delivery of the Collateral; (ii) second, to the payment of accrued and unpaid interest on and the outstanding principal of the Note; (iii) to the payment of all other amounts payable by Debtor under the Operative Documents; and (iv) fourth the surplus, if any, to Debtor, or to whomever shall be lawfully entitled to receive the same, plus interestt the Stated Interest Rate from three (3) Business Days following the date of sale or other disposition.

       7.6 Notification of Sale. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which private sale or other intended disposition of the Collateral is to be made, shall be sent to Box Brothers Holding Company, c/o Kevin Thomason, Rohde Thomason LLP, Founders Square, 900 Jackson Street, Suite 630, Dallas, Texas 75202, and to any other person entitled under the UCC to notice; provided that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral upon such notice as is reasonable under the circumstances. It is agreed that notice sent or given not less than five
  (5) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

                                ARTICLE VIII
                               MISCELLANEOUS

       8.1 Secured Party's Expenses and Attorneys Fees. Secured Party shall be entitled to recover from Debtor all reasonable costs incurred by Secured Party in enforcing or protecting the security interests or any of its rights or remedies with respect of the Collateral under this Agreement or any other Operative Document or collecting or enforcing the Secured Obligations, including, without limitation, all court costs, attorneys' fees, and other out-of-pocket expenses. If, at any time or times hereafter, Secured Party employs an attorney or attorneys to file a petition or to take any other litigation action with respect to collection of the Secured Obligations, or to protect, sell, take possession of, or liquidate any of the Collateral or to attempt to enforce any security interest or lien in the Collateral, or any other right or remedy under the Operative Documents, all of the reasonable attorney's fees arising from such collection effort, and any expenses, costs and charges relating thereto, shall constitute part of the Secured Obligations secured by the Collateral, all of which shall be payable on demand, plus interest thereon at the Stated Interest Rate from thirty
  (30) calendar days following Secured Party's receipt of Debtor's written demand for payment.

       8.2 Notices. Etc. Unless otherwise set forth herein, all notices, demands, requests and other communications hereunder shall be given in writing (including telecopy) and mailed, telecopied or delivered:

       If to Secured Party:    Box Energy Corporation
                               8201 Preston Road, Suite 600
                               Dallas, Texas 75225
                               Attention:  James A. Watt
                               Telecopy  No.:  (214) 890-8030

       with a copy to:         Kelly, Hart & Hallman, P.C.
                               201 Main Street, Suite 2500
                               Fort Worth, Texas 76102
                               Attention:  Billie J. Ellis, Jr.
                               Telecopy No.:  (817) 878-9280

       If to Debtor:           Box Brothers Holding Company
                               8201 Preston Road, Suite 600
                               Dallas, Texas 75225
                               Attention:  Don D. Box
                               Telecopy No.:  (214) 890-8096

       with a copy to:         Rohde Thomason LLP
                               Founders Square
                               900 Jackson Street, Suite 630
                               Dallas, Texas 75202
                               Attention:  Kevin Thomason
                               Telecopy No.:  (214) 630-6331

  If any such communication is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telecopier, when received; or if given by personal delivery, when delivered. Any party to this Agreement shall have the right to change its or his address for the purpose of this Agreement by giving at least three (3) Business Days written notice of any such change to each other party hereto.

       8.3 Prior Agreements Superseded; Modification. Any agreement previously executed between Debtor and Secured Party concerning the subject matter of the Operative Documents, other than the Operative Documents shall, upon the execution of this Agreement, be of no further force or effect. No modification of or supplement to this Agreement or any other written agreement between the parties hereto shall be valid or effective (or serve as a basis of reliance by way of estoppel) unless the same is in writing and signed by the party against whom it is sought to be enforced. In the event of any conflict between the provisions of this Agreement and the Note, the terms of this Agreement shall control.

       8.4 Survival of Agreements. All of the various representations, warranties, covenants and agreements in the Operative Documents shall survive the execution and of this Agreement and the Note and the performance hereof and thereof, including, without limitation, the making or granting of the security interests and the delivery of the Note, and shall survive until all of the Secured Obligations is paid in full.

       8.5 No Obligation Beyond Maturity. Debtor agrees and acknowledges that upon the maturity of the Loan, Secured Party shall have no obligation to renew, extend, modify or rearrange the Loan and shall have the right to require all amounts due and owing under the Loan to be paid in full on the Maturity Date.

       8.6 Parties Bound. This Agreement and the Note shall be binding upon and inure to the benefit of Debtor and Secured Party, and their respective heirs, legal representatives, successors and assigns, provided, that Debtor may not, without the prior written consent of Secured Party, assign any of its rights, powers, duties or obligations hereunder.

       8.7 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations and warranties of Debtor and of Secured Party in this Agreement shall be the several obligations of Debtor and of Secured Party and of either of them if either is more than one entity.

       8.8 No Third Party Beneficiary. This Agreement, when executed, is for the sole benefit of Secured Party and Debtor and is not for the benefit of any third party.

       8.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

       8.10 Severability of Provisions. Any non-material provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

       8.11 Time of the Essence. All parties hereto hereby agree that in this Agreement and all agreements executed pursuant hereto that time shall be considered of the essence.

       8.12 Termination Reinstatement.

            (a) Debtor agrees that this Agreement and the security interests granted hereunder shall terminate only when all Secured Obligations have been fully paid and performed, at which time Secured Party upon Debtor's request shall reassign and redeliver (or cause to be reassigned and redelivered) to Debtor, or to such Person or Persons as Debtor shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by Secured Party pursuant to the terms hereof and shall still be held by it hereunder. Any such reassignment shall be without recourse upon, or representation or warranty by, Secured Party (other than that Secured Party has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole cost and expense of Debtor.

            (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the filing of any bankruptcy proceeding by or of Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

       8.13 Remedies Cumulative. The rights and remedies provided herein and in the Note and all of the other agreements, instruments and documents constituting the Operative Documents, are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

       8.14 Release of Claims. Debtor, by its execution of this Agreement, hereby declares that it has no setoffs, counterclaims, defenses or other causes of action against Secured Party arising out of the Loan and/or any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby expressly waived and released by Debtor.

       8.15 Secured Party Not a Joint Venture. Notwithstanding anything to the contrary contained in this Agreement or any Operative Document, Secured Party, by entering into this Agreement or by any action taken pursuant hereto, will not be deemed a partner or joint venturer with Debtor, and Debtor will indemnify, and hold Secured Party harmless from any and all claims, demands, losses, damages and expenses made or incurred resulting from or arising out of any such construction or alleged construction of any agreement between Secured Party and Debtor or their relationship.

       8.16 GOVERNING LAW/VENUE. THIS AGREEMENT AND THE NOTE SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. EXCEPT WITH RESPECT TO SPECIFIC LIENS, OR THE PERFECTION THEREOF. EVIDENCED BY THIS AGREEMENT COVERING PERSONAL PROPERTY WHICH BY THE LAWS APPLICABLE THERETO ARE REQUIRED TO BE CONSTRUED UNDER THE LAWS OF ANOTHER JURISDICTION. EXCLUSIVE JURISDICTION AND VENUE FOR ALL DISPUTES ARISING UNDER THIS AGREEMENT SHALL RESIDE IN A COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS, DALLAS COUNTY, TEXAS. DEBTOR AGREES TO SUBMIT ITSELF TO THE JURISDICTION OF THE TEXAS COURTS AND AGREES THAT IN THE EVENT DEBTOR FAILS TO DESIGNATE A REGISTERED AGENT IN THE STATE OF TEXAS, DEBTOR MAY BE SERVED BY SERVICE UPON THE TEXAS SECRETARY OF STATE IN ACCORDANCE WITH SECTION 17.044 OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE.

       8.17 ENTIRETY; WRITTEN LOAN AGREEMENT. THIS AGREEMENT AND THE NOTE EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THIS SUBJECT MATTER HEREOF. THIS AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS HEREOF AND OF THE NOTE, THE TERMS HEREOF SHALL CONTROL.

       8.18 Amendment and Restatement. This Agreement is a renewal, amendment and restatement of the Pledge Agreement ("Original Pledge Agreement") dated as of April 29, 1997 by Debtor in favor of Secured Party and, as such, all of the terms and provisions herein supersede in their entirety the terms and provisions of the Original Pledge Agreement.

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

       IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                DEBTOR:

                                BOX BROTHERS HOLDING COMPANY,
                                a Delaware corporation


                                By:  /S/ Steven J. Craig
                                    --------------------
                                Name:  Steven J. Craig
                                Title:  Vice President


                                SECURED PARTY:

                                BOX ENERGY CORPORATION,
                                a Delaware corporation


                                By:  /S/ James A. Watt
                                    --------------------
                                Name:  James A. Watt
                                Title:  President